UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 24, 2023

BLOCKCHAIN COINVESTORS ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41050	98-1607883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 1093, Boundary Hall

Cricket Square, Grand Cayman

KY1-1102, Cayman Islands

(Address of principal executive offices, including zip code)

(345) 814-5726

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	BCSAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the Units	BCSA	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units	BCSAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendments to Business Combination Agreement

On August 24, 2023, Blockchain Coinvestors Acquisition Corp. I (“BCSA”), BCSA Merger Sub, Inc. (“Merger Sub”), and Qenta Inc. (“Qenta”) entered into an amendment (the “First BCA Amendment”) to the Business Combination Agreement, dated as of November 10, 2022, by and among BCSA, Merger Sub, and Qenta (the “Business Combination Agreement”) to, among other things, extend the Termination Date (as defined in the Business Combination Agreement) until November 15, 2024. In addition, under the terms of the First BCA Amendment, Qenta has agreed to deliver to BCSA specified financial statements and other financial information by specified deadlines (the “Financial Information Obligations”), and BCSA has agreed not to exercise, but did not waive, BCSA’s Financial Statement Termination Right (as defined in the Business Combination Agreement) unless Qenta fails to comply with the Financial Information Obligations. The effective date of the First BCA Amendment is August 22, 2023.

On August 29, 2023, BCSA, Merger Sub, and Qenta entered into a second amendment (the “Second BCA Amendment”) to the Business Combination Agreement to eliminate the exclusive dealing provision applicable to BCSA and to limit the exclusive dealing provision applicable to Qenta to transactions involving special purpose acquisition companies and similar “blank check” companies.

The foregoing descriptions are qualified in their entirety by reference to the First BCA Amendment and Second BCA Amendment, copies of which are attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Amendment to Sponsor Letter Agreement

On August 24, 2023, BCSA, Blockchain Coinvestors Acquisition Sponsors I LLC (the “Sponsor”), and Qenta entered into an amendment (the “Sponsor Letter Amendment”) to the Sponsor Letter Agreement, dated as of November 10, 2022, by and among BCSA, the Sponsor and Qenta, pursuant to which the Sponsor has agreed, in connection with the completion of a financing transaction between Qenta and financing parties, to transfer and assign, contingent and conditioned upon the closing of the transactions contemplated by the Business Combination Agreement, up to 3,178,000 of the Sponsor’s Class B ordinary shares of BCSA (or, if converted, Class A ordinary shares) and 1,322,000 of the Sponsor’s private placement units of BCSA to such financing parties or to Qenta in such amounts and proportions as designated by Qenta, provided that all transferees of such shares or units, as applicable, execute and deliver to BCSA a lockup agreement in respect of such securities. The effective date of the Sponsor Letter Amendment is August 22, 2023.

The foregoing description is qualified in its entirety by reference to the Sponsor Letter Amendment, a copy of which is attached to this Current Report as Exhibit 10.3 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Amendment No. 1 to Business Combination Agreement, dated August 22, 2023, by and among Blockchain Coinvestors Acquisition Corp. I, BCSA Merger Sub, Inc. and Qenta Inc.

10.2*	Amendment No. 2 to Business Combination Agreement, dated August 29, 2023, by and among Blockchain Coinvestors Acquisition Corp. I, BCSA Merger Sub, Inc. and Qenta Inc.

10.3*	Amendment No.1 to Sponsor Letter Agreement, dated August 22, 2023, by and among Blockchain Coinvestors Acquisition Corp. I, Blockchain Coinvestors Acquisition Sponsors I LLC and Qenta Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained as Exhibit 101).

*	filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2023	BLOCKCHAIN COINVESTORS ACQUISITION CORP. I

	By:	/s/ Lou Kerner
	Name:	Lou Kerner
	Title:	Chief Executive Officer